UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported): July 19, 2019

Point.360
(Exact name of registrant as specified in its charter)

California	001-33468	01-0893376
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2701 Media Center Drive Los Angeles, CA		90065
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (323) 987-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01. Other Events.

On June 11, 2019, the United States Bankruptcy Court for the Central District of California approved the Registrant’s Second Amended Chapter 11 Plan (the “Plan”), which ordered that the Registrant  cancel  all outstanding equity securities, including stock options and warrants, and complete such regulatory requirements to delist the Registrant’s securities from the public market. The Effective Date of the Plan is June 11, 2019. FINRA confirmed the delisting of Registrants equity securities on behalf of OTC Markets, effective July 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

July 23, 2019	By:	/s/ John Schweizer
Name: John Schweizer
Title: Vice President, Controller